Exhibit 99.19

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                  OCTOBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-8

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a)  Principal  ..........................$                351,097.68
          (b)  Interest  ...........................$              3,254,293.06
          (c)  Total  ..............................$              3,605,390.74

     2. Aggregate Monthly Payments Received and Monthly Advances made this month:

          (a)  Principal  ..........................$                351,097.68
          (b)  Interest  ...........................$              3,141,830.40
          (c)  Total  ..............................$              3,492,928.08

     3.   Aggregate Principal  Prepayments in part received and applied in prior
          month: ...................................$                 98,298.05

     4.   Aggregate Principal Prepayments in full received in prior month:

          (a)  Principal  ..........................$              2,793,284.61
          (b)  Interest  ...........................$                 15,713.01
          (c)  Total  ..............................$              2,808,997.62

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     5.   Aggregate Insurance Proceeds (including purchases of Mortgage Loans by primary mortgage insurers) for prior month:

          (a)  Principal  ..........................$                      0.00
          (b)  Interest  ...........................$                      0.00
          (c)  Total  ..............................$                      0.00

     6.   Aggregate Liquidation Proceeds for prior month:

          (a)  Principal  ..........................$                      0.00
          (b)  Interest  ...........................$                      0.00
          (c)  Total  ..............................$                      0.00

     7.   Aggregate Purchase Prices for Defaulted and Modified Mortgage Loans:

          (a)  Principal  ..........................$                      0.00
          (b)  Interest  ...........................$                      0.00
          (c)  Total  ..............................$                      0.00

     8.   Aggregate   Purchase  Prices  (  and  substitution   adjustments)  for
          Defective Mortgage Loans:

          (a)  Principal  ..........................$                310,487.34
          (b)  Interest  ...........................$                  2,132.06
          (c)  Total  ..............................$                312,619.40

     9.   Pool Scheduled Principal Balance:  .......$            497,594,927.05

     10.  Available Funds:  ........................$              6,712,843.15

     11.  Realized Losses for prior month: .........$                      0.00

     12.  Aggregate Realized Losses and Debt Service Reductions:

          (a) Deficient Valuations: ................$                      0.00
          (b) Special Hazard Losses: ...............$                      0.00
          (c) Fraud Losses: ........................$                      0.00
          (d) Excess Bankruptcy Losses: ............$                      0.00
          (e) Excess Special Hazard Losses: ........$                      0.00
          (f) Excess Fraud Losses: .................$                      0.00
          (g) Debt Service Reductions: .............$                      0.00

     13.  Compensating Interest Payment: ...........$                  2,298.32

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     14.  Accrued  Certificate  Interest,  Unpaid Class Interest  Shortfalls and
          Pay-out Rate:

          Class 8-A1.....$       112,151.46  $     0.00              7.25000011%
          Class 8-A2.....$        80,589.79  $     0.00              7.24999985%
          Class 8-A3.....$       164,767.50  $     0.00              6.75000000%
          Class 8-A4.....$        73,861.88  $     0.00              6.75000046%
          Class 8-A5.....$       104,917.50  $     0.00              6.75000000%
          Class 8-A6.....$       132,324.58  $     0.00              7.24999982%
          Class 8-A7 ....$       601,713.75  $     0.00              7.25000000%
          Class 8-A8 ....$       332,291.67  $     0.00              7.25000007%
          Class 8-A9 ....$             0.00  $     0.00              0.00000000%
          Class 8-A10 ...$             0.00  $     0.00              0.00000000%
          Class 8-A11 ...$       130,373.12  $     0.00              7.24999972%
          Class 8-A12 ...$        25,447.90  $     0.00              7.24999863%
          Class 8-A13 ...$       179,570.42  $     0.00              7.25000013%
          Class 8-A14 ...$       157,723.75  $     0.00              6.75000019%
          Class 8-A15 ...$        52,574.43  $     0.00              9.32140031%
          Class 8-A16 ...$       470,180.02  $     0.00              7.24999999%
          Class 8-A17 ...$       178,125.00  $     0.00              7.12500000%
          Class 8-A18 ...$         1,625.00  $     0.00              0.06500000%
          Class 8-A19 ...$         1,500.00  $     0.00              0.06000000%
          Class 8-M......$        46,931.67  $     0.00              7.25000051%
          Class 8-B1.....$        28,764.37  $     0.00              7.24999874%
          Class 8-B2.....$        22,710.63  $     0.00              7.25000160%
          Class 8-B3.....$        15,140.42  $     0.00              7.25000160%
          Class 8-B4.....$         4,541.52  $     0.00              7.24999867%
          Class 8-B5.....$        10,597.32  $     0.00              7.24998496%
          Class 8-R......$             0.30  $     0.00              7.20000000%
          Class 8-RL.....$             0.30  $     0.00              7.20000000%
          Class 8-S......$       134,742.75  $     0.00              0.34150000%

     15.  Accrual Amount:

          Class A9 Certificate................... $        25,683.13
          Class A10 Certificate.................. $        70,874.79

     16.  Principal distributable:

          Class 8-A1.....$        13,004.04   Class 8-A15...$   341,523.51
          Class 8-A2.....$       257,434.81   Class 8-A16...$   875,737.50
          Class 8-A3.....$             0.00   Class 8-A17...$         0.00
          Class 8-A4.....$             0.00   Class 8-A18...$         0.00
          Class 8-A5.....$             0.00   Class 8-A19...$         0.00
          Class 8-A6.....$             0.00   Class 8-PO....$       377.38
          Class 8-A7.....$       224,874.28   Class 8-M.....$     5,441.56
          Class 8-A8.....$       506,919.87   Class 8-B1....$     3,335.12
          Class 8-A9.....$             0.00   Class 8-B2....$     2,633.21
          Class 8-A10....$             0.00   Class 8-B3....$     1,755.48
          Class 8-A11....$             0.00   Class 8-B4....$       526.57

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          Class 8-A12....$             0.00   Class 8-B5....$     1,228.73
          Class 8-A13....$             0.00   Class 8-R.....$         0.56
          Class 8-A14....$     1,414,882.92   Class 8-RL....$         0.56

     17.  Additional  distributions  to the Class 8-R  Certificate  pursuant  to
          Sections 2.05(c) and 4.01(b):.....................$         0.00

     18.  Additional  distributions  to the Class 8-RL  Certificate  pursuant to
          Sections 2.05(d): ................................$         0.00

     19.  Certificate Interest Rates of:

          Class A14 Certificates:.....         6.750000%
          Class A15 Certificates:.....         9.321400%
          Class S Certificates:.......         0.341500%

     20.  Draw Amount:

          Class A9 Certificate..............................$         0.00

     21. Distributions of amounts in Reserve Fund to Senior Certificates (other than the Class PO Certificates) and the Class S Certificates pursuant to the second paragraph of Section 4.01 (g):

          Class A1 Certificates:....$        0.00
          Class A2 Certificates:....$        0.00
          Class A3 Certificates:....$        0.00
          Class A4 Certificates:....$        0.00
          Class A5 Certificates:....$        0.00
          Class A6 Certificates:....$        0.00
          Class A7 Certificates:....$        0.00
          Class A8 Certificates:....$        0.00
          Class A9 Certificates:....$        0.00
          Class A10 Certificates:...$        0.00
          Class A11 Certificates:...$        0.00
          Class A12 Certificates:...$        0.00
          Class A13 Certificates:...$        0.00
          Class A14 Certificates:...$        0.00
          Class A15 Certificates:...$        0.00
          Class A16 Certificates:...$        0.00
          Class A17 Certificates:...$        0.00
          Class A18 Certificates:...$        0.00
          Class A19 Certificates:...$        0.00
          Class R Certificates:.....$        0.00
          Class RL Certificates:....$        0.00
          Class S Certificates:.....$        0.00

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B.   Other Amounts:

     1.   Senior Percentage for such Distribution Date: ............  95.745894%

     2.   Category B-Group I Senior Percentage for such Distribution
          Date: ....................................................  90.000000%

     3.   Category B-Group II Senior Percentage for such Distribution
          Date: ....................................................  10.000000%

     4.   Senior Prepayment Percentage for such Distribution Date:...100.000000%

     5.   Category B-Group I Senior Prepayment Percentage for
          such Distribution Date: ...................................100.000000%

     6.   Junior Percentage for such Distribution Date: .............  4.254106%

     7.   Junior Prepayment Percentage for such Distribution Date: ..  0.000000%

     8.   Subordinate Certificate Writedown Amount for such
          Distribution Date: ........................................$     0.00

     9.   Prepayment Distribution Triggers satisfied:

                                        YES            NO
                                        ---            --

          Class 8-B1.......              X
          Class 8-B2.......              X
          Class 8-B3.......              X
          Class 8-B4.......              X
          Class 8-B5.......              X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                          GE CAPITAL MORTGAGE SERVICES, INC.



                                          By:   /s/ Karen Pickett
                                          --------------------------------------
                                          Name:      Karen Pickett
                                          Title:     Vice President,
                                                     Investor Operations